With respect to Items 77C, 77I and 77K, we hereby incorporate by reference the proxy filed on Form Type DEF 14A, file # 811-05090 (The Travelers
Timed Growth & Income Stock Account for Variable Annuities-CIK# 0000812021) as filed via EDGAR on March 9, 1999. (Refer to Accession number
0000950123-99-001976)